                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Community Financial Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                  [COMMUNITY FINANCIAL GROUP, INC. LETTERHEAD]



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 2001

Notice is hereby given that the Annual Meeting of Shareholders of Community Financial Group, Inc. ("the Company") will be held on May 15, 2001 at 9:00 a.m. (Local Time), at the Nashville City Club, 20th Floor, SunTrust Bank Building, 201 4th Avenue North, Nashville, Tennessee 37219. The meeting will be held for the following reasons:

     1. To elect four Class III Directors to serve until the 2004 Annual Meeting of Shareholders or until their successors are elected and qualified; and

     2. To transact such other business as may properly be brought before the Annual Meeting, or any adjournment thereof.

The Board of Directors has fixed the close of business on March 23, 2001, as the record date for determining those shareholders who will be entitled to notice of and to vote at the meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AS PROVIDED IN THE PROXY STATEMENT.

Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters to be acted upon at the meeting.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Joan B. Marshall
                                     -------------------------------------
                                     Joan B. Marshall, Corporate Secretary &
                                     Senior Vice President

Nashville, Tennessee
April 10, 2001

                         COMMUNITY FINANCIAL GROUP, INC.
                              L&C TOWER, 2ND FLOOR
                                401 CHURCH STREET
                           NASHVILLE, TENNESSEE 37219

                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Financial Group, Inc. ("the Company") for use at the Annual Meeting of Shareholders of the Company, to be held at the Nashville City Club, 20th Floor, SunTrust Bank Building, 201 4th Avenue North, Nashville, Tennessee 37219, at 9:00 a.m. (Local Time), on May 15, 2001, and at all adjournments thereof. The presence in person or by proxy of holders of a majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting constitutes a quorum for the purpose of transacting business at the meeting.

This Proxy Statement and the Annual Report of the Company for the fiscal year ended December 31, 2000 were first mailed to shareholders on or about April 10, 2001, to shareholders of record as of March 23, 2001.

                               PURPOSE OF MEETING

At the Annual Meeting, the shareholders will be asked:

     1. To elect four Class III Directors to serve until the 2004 Annual Meeting of Shareholders or until their successors are elected and qualified; and

     2. To transact such other business as may properly be brought before the Annual Meeting, or any adjournment thereof.



                       GENERAL PROXY STATEMENT INFORMATION

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

There were issued and outstanding 3,409,512 shares of the Company's common stock on March 23, 2001 which has been fixed as the record date for purposes of determining shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of the Company's common stock will be entitled to vote, and may vote, in person or by proxy, one vote for each share of common stock held of record on the books of the Company as of the record date, on any matter submitted to a vote of the shareholders. There is no provision for cumulative voting. If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by the proxy will be considered present at the meeting for purposes of determining a quorum, but will not be considered to have been voted in favor of such matters. Any broker non-votes will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for calculating the vote on such matters.

                             REVOCABILITY OF PROXIES

A proxy for use at the Annual Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary a written statement revoking the proxy, or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the meeting and elects to vote in person.

Subject to such revocation, all shares represented by a properly executed proxy received in time for the Annual Meeting will be voted by the proxy holders, in accordance with the instructions on the proxy. In the absence of contrary instructions, the shares represented by proxy will be voted FOR the election of directors described herein under the "Election of Directors;" and at their discretion on any other items as may be properly brought before the meeting.

                             SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, printing and mailing these proxy materials will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of mail, but officers, directors and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, depositories and custodians, nominees and fiduciaries for mailing proxy materials to their principals.

                                 STOCK OWNERSHIP

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as to the beneficial ownership of each person known to the Company to own more than 5% of the outstanding common stock as of January 31, 2001. For purposes of calculating the percent of Common Stock beneficially owned, all shares that are subject to options that are exercisable within 60 days are deemed to be presently outstanding.

      Name and Address of                Amount/Nature of
      Beneficial Owner                   Beneficial Owner               % of Class
      -------------------                ----------------               ----------
      Leon Moore                             415,177*                      12.13%
      2229 Nashville Pike             Individual, Trust
      Gallatin, TN  37066             and Corporate Ownership

*Includes 382,469 shares held directly by Mr. Moore; 8,617 shares held by the Leon Moore Family Trust of which Mr. Moore serves as co-trustee; 18,091 shares owned by a corporation of which Mr. Moore is a shareholder, director, and chief executive officer; and 6,000 shares that he has the right to purchase upon the exercise of stock options.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names of all current directors, those executive officers included in the Summary Compensation Table, and directors and executive officers as a group, their principal occupations, the number of shares and percentage of the Company's outstanding Common Stock beneficially owned as of January 31, 2001. Except as indicated in the notes to the following table, the persons indicated possess sole voting and investment power with respect to all shares set forth opposite their names.

-----------------------------------------------------------------------------------------------------------------
   Name of                             Amount/Nature of            Percent of
   Beneficial Owner                    Beneficial Owner(1)          Class(1)           Principal Occupation
   ----------------                    -------------------          --------           ---------------------
   J. Hunter Atkins                         20,455(2)                  .60%       President & CEO
                                                                                  Community Financial Group, Inc.

   J. B. Baker                              44,717(3)                 1.31%       President & CEO
                                                                                  Volunteer Express, Inc.

   Julian C. Cornett                        58,696(2)                 1.71%       Executive Vice President
                                                                                  Community Financial Group, Inc.

   Jo D. Federspiel                         18,063(3)                  .53%        President
                                                                                   Deason International, Inc.

   Richard H. Fulton                        49,690(5)                 1.45%       Chairman
                                                                                  Fulton & Associates

   Attilio F. Galli                          5,036(2)                  .15%       Senior Vice President & CFO
                                                                                  Community Financial Group, Inc.

   Mack S. Linebaugh, Jr.                   74,463(4)                 2.18%       Chairman of the Board
                                                                                  Community Financial Group, Inc.

   Leon Moore                              415,177(6)                12.13%       President & CEO
                                                                                  ShoLodge, Inc.

   Perry W. Moskovitz                       45,432(3)                 1.33%       Senior Vice President
                                                                                  Aon Risk Services, Inc.

   C. Norris Nielsen                        38,094(3)                 1.11%       Investor

   David M. Resha                           13,355(3)                  .39%       Chief Operating Officer
                                                                                  Finova Mezzanine Capital, Inc.

   G. Edgar Thornton                        51,326(3)                 1.50%       President
                                                                                  Thornton & Harwell Agency, Inc.

   All Directors and Executive             848,931(2)                24.48%
    Officers as a Group (13 persons)
-----------------------------------------------------------------------------------------------------------------

(1) Under the rules of the Securities and Exchange commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For purposes of calculating the percent of Common Stock beneficially owned, all shares that are subject to options that are exercisable within 60 days are deemed to be presently outstanding.
(2) Includes the following shares subject to exercisable stock options: Mr. Atkins, 20,000 shares; Mr. Cornett, 15,500 shares; Mr. Galli, 5,000 shares; all other executive officers, 9,400 shares. Also includes interests in shares held in Associates Stock Purchase Plan and the Retirement Savings Plan (401k).
(3)  Includes 6,000 shares of Common Stock subject to exercisable stock options.
(4) Includes 42,000 shares of Common Stock subject to exercisable stock options.
(5) Includes 2,326 shares held by Mr. Fulton's wife directly with respect to which Mr. Fulton disclaims beneficial ownership and 6,000 shares that he has the right to purchase upon the exercise of stock options.
(6) Includes 18,091 shares owned by ShoLodge, Inc. of which Mr. Moore is an executive officer, director, and shareholder; 8,617 shares held in the Leon Moore Family Trust of which Mr. Moore serves as co-trustee; and 6,000 shares that he has the right to purchase upon the exercise of stock options.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

In accordance with the Charter Amendment approved by Shareholders at the 1998 Annual Meeting, the Board of Directors is divided into three classes of Directors serving staggered three-year terms. The term of Class III directors expires at this annual meeting. The terms of Class I and Class II directors expire as stated below. The Board of Directors proposes the election of four Class III directors. All of the nominees are presently directors of the Company. Each Class III director elected at the meeting will hold office until the 2004 annual meeting of shareholders or until their respective successors are duly elected and qualified.

At the meeting each share of common stock shall have one (1) vote which may be cast by the owner of record or by his authorized representative. The candidates receiving the largest number of votes shall be elected.

In the election of directors, a shareholder may withhold authority for the proxy holder(s) to vote for all or any one of the nominees identified herein by so indicating on the enclosed proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of nominees identified herein. If any nominee identified herein should be unable or declines to serve, which is not now anticipated, the Board of Directors shall have the discretionary authority to name a substitute who shall be designated to fill the vacancy.

                             NOMINEES FOR DIRECTORS

              CLASS III - TERM EXPIRING AT THE 2004 ANNUAL MEETING

J. Hunter Atkins

Mr. Atkins, 52, is President and Chief Executive Officer of Community Financial Group, Inc. and The Bank of Nashville. Mr. Atkins joined the Company/Bank on June 19, 2000 and was elected a director upon his employment. Prior to joining the company, Mr. Atkins served as City President of AmSouth Bank from 1994 until his appointment in 1999 as Consumer Banking Manager for AmSouth Bank in Middle Tennessee.

J. B. Baker

Mr. Baker, 53, is President and Chief Executive Officer of Volunteer Express, Inc. and co-owner of Five Star Express, Inc. Mr. Baker was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since July 12, 1994.

Mack S. Linebaugh, Jr.

Mr. Linebaugh, 62, is Chairman of the Board of Community Financial Group, Inc. and The Bank of Nashville and served as President and CEO of the Company and the Bank from September, 1992 until his retirement in September, 2000. Mr. Linebaugh was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since September 8, 1992.

David M. Resha

Mr. Resha, 54, is Chief Operating Officer of Finova Mezzanine Capital, Inc. (formerly Sirrom Capital Corporation), a specialty finance company which offers financing and management services to small, growing companies. During 2000, Mr. Resha was elected a Director of ShoLodge, Inc. Mr. Resha was elected a director of the Company effective February 10, 1998.

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

               CLASS I - TERM EXPIRING AT THE 2002 ANNUAL MEETING

L. Leon Moore

Mr. Moore, 60, is President, Chief Executive Officer and a Director of ShoLodge, Inc., a corporation engaged in the ownership, management and franchising of lodging facilities. Mr. Moore was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since July 18, 1989.

C. Norris Nielsen

Mr. Nielsen, 62, an investor, was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since June 27, 1995. In 1993, Mr. Nielsen founded MacNiel Partners, which serves as the general partner of two privately held investment partnerships, a position he held until his retirement in 2000.

G. Edgar Thornton

Mr. Thornton, 76, is President of Thornton & Harwell Agency, Inc., a general insurance agency specializing in property/casualty insurance and contract bonds. Mr. Thornton also serves as President of Smyrna Air Center. Mr. Thornton was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since May 21, 1991.

               CLASS II - TERM EXPIRING AT THE 2003 ANNUAL MEETING

Jo D. Federspiel

Ms. Federspiel, 66, is President of Deason International, Inc., a company which links U.S. companies with business expansion opportunities in the international market. Ms. Federspiel was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since September 21, 1993.

Richard H. Fulton

Mr. Fulton, 74, is Chairman of Fulton & Associates, a consulting firm which enables the private and public sectors to form partnerships providing public service more efficiently and economically. Mr. Fulton was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since July 18, 1989. He served as Chairman of the Board of The Bank of Nashville from 1989 through 1992 and Chairman Emeritus from 1992 through 1994.

Perry W. Moskovitz

Mr. Moskovitz, 66, is Senior Vice President of Aon Risk Services, Inc., an international insurance brokerage and risk management firm. Prior to this affiliation in 1998, Mr. Moskovitz served as Senior Vice President of Sedgwick, Inc. He also serves as President of Perry W. Moskovitz Company, Incorporated, an investment and development company. Mr. Moskovitz was elected a director of the Company in May, 1996 having served as a director of The Bank of Nashville since July 18, 1989.


                        BOARD ATTENDANCE AND COMPENSATION

All members of the Company's Board of Directors are also members of the Board of Directors of the Bank. The Company's By-Laws provide for an Audit Committee and other committees as the Board of Directors may appoint from time to time. In addition to the Audit Committee, during 2000, Community Financial Group, Inc. formed a Search Committee for the sole purpose of employing a President and Chief Executive Officer upon Mr. Linebaugh's retirement. This committee was subsequently disbanded upon Mr. Atkin's employment. The Company's Board held 8 meetings in 2000 and all of the directors attended at least 75% of the meetings of the Board and the relevant committess, except Mr. Thornton who had scheduling conflicts. The Bank of Nashville, a wholly owned subsidiary of the Company, had three (3) standing committees: the Compensation Committee, the Asset Review Committee, and the Marketing Committee.

In 2000, the Directors of the Company were not compensated by the Company, but as Directors of the Bank, they were each paid an annual retainer of $3,000 as compensation for services on the Board. In addition, pursuant to the provisions of the Company's 1997 Nonstatutory Stock Option Plan, as amended, each outside director of the Company received 7,500 options to purchase the Company's stock. Directors were also paid for attendance at each meeting of the Board and Committees on which they serve. A meeting fee of $600 was paid for each Board of Directors' meeting attended and $400 was paid for attendance at all committee meetings. The Chairman of each Committee received an additional $100 for each meeting chaired during the year. Members of the Company's Board who were also employees of the Company or the Bank did not receive any meeting or committee fees. In 2000, all fees due the Directors were paid in the form of shares of Common Stock of the Company with the number of shares being determined based upon the market value of the Common Stock and the Director's attendance at Board and Committee meetings.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and greater than 10% shareholders ("Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of such forms furnished to the Company and written representations from such Reporting Persons with respect to the period from January 1, 2000 through December 31, 2000, all filing requirements applicable to Reporting Persons have been met except for one late filing by Director David Resha relating to the purchase of 250 shares.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The By-Laws of the Company provide for an Audit Committee consisting of at least three (3) members of the Board of Directors appointed by the Board, none of whom are active officers of the Company. The Committee is to meet once each year, or more often if required by the Chairman of the Board or the President and shall examine, or cause to be examined, such books, assets, and securities of the Company as it deems necessary or proper, or as it may be directed to examine. A record shall be kept of all such examinations, which shall be certified by the Committee serving, and presented to the Board of Directors at its next meeting. The Audit Committee shall state whether the Company is in a sound and solvent condition, whether adequate internal audit controls and procedures are being maintained, and shall recommend to the Board such changes as shall be deemed advisable. The Audit Committee, upon its own recommendation and with the approval of the Board of Directors, may employ a qualified firm of Certified Public Accountants to make the examination and audit of the Company. If such a procedure is followed, the one annual examination and the audit by such firm of accountants and the presentation of its report to the Board of Directors, shall be deemed sufficient to comply with the requirements of the Audit Committee. The Audit Committee of the Company met once in 2000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE AFOREMENTIONED NOMINEES AS DIRECTORS OF THE COMPANY. IT IS INTENDED THAT SHARES REPRESENTED BY PROXIES WILL, UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, BE VOTED IN FAVOR OF THEIR ELECTION.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Community Financial Group, Inc. Board of Directors is composed of five independent directors and operates under a written Charter adopted by the Committee and ratified by the Board of Directors (Appendix A). The Committee recommends to the Board of Directors the selection of the Company's independent auditors.

Management is responsible for the Company's and the Bank's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

Based on the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee of the Board of
Directors:

                                      David Resha, Chairman
                                      Jo D. Federspiel
                                      Leon Moore
                                      Perry Moskovitz
                                      Norris Nielsen

                               EXECUTIVE OFFICERS

The following information regarding each person who currently serves as an executive officer of the Company is listed below: name, age, current position with the Company, and principal occupations during the past five years. The executive officers serve at the discretion of the Board of Directors in their various capacities. Each of the executive officers also serves as an executive officer of The Bank of Nashville.

     Officer                                   Age
     -------                                   ---
J. Hunter Atkins                               52

President, Chief Executive Officer, and a Director of the Company and the Bank. Mr. Atkins was employed on June 19, 2000. Prior to joining the company, Mr. Atkins most recently served as Consumer Banking Manager for AmSouth Bank in Middle Tennessee and from 1994 through 1999 he served as City President of AmSouth Bank in Middle Tennessee.

Julian C. Cornett                  56

Executive Vice President of the Company and the Bank. Mr. Cornett joined the Bank on October 13, 1992 and is responsible for all aspects of Credit Administration and Commercial Lending.

Attilio F. Galli                   51

Senior Vice President and CFO of the Company and the Bank. Mr. Galli was employed on August 21, 2000 and is responsible for Bank Finance and Administration. Prior to joining the company, Mr. Galli served as Managing Partner of Cogito Ventures LLC, a financial consulting and venture capital firm in Houston, Texas from December, 1999. From July, 1998 to November, 1999, he served as Senior Vice President and Chief Financial Officer of MetroCorp Bancshares, Inc. and from May, 1993 to July, 1998, Mr. Galli served as President & CEO of Alliance Financial of Houston, Inc, a Houston, Texas based venture capital management company.

Joan B. Marshall                   52

Senior Vice President and Corporate Secretary of the Company and the Bank. Ms. Marshall joined the Bank on January 17, 1989 and is responsible for maintaining the official records of the Company, shareholder relations, purchasing and facilities management.


                COMPENSATION OF MANAGEMENT AND OTHER INFORMATION
                           SUMMARY COMPENSATION TABLE

The following table sets forth, as to the Chief Executive Officer and the most highly compensated Executive Officers (other than the CEO) of the Company and its subsidiary, The Bank of Nashville, whose total compensation exceeded $100,000, certain information regarding cash compensation received from the Company or the Bank for services performed in all capacities during the last three fiscal years. The officers were not compensated by the Company. All compensation was paid by the Bank.

-------------------------------------------------------------------------------------------------------------------
                                                                    Long Term Compensation
                                                                    ----------------------
                                     Annual Compensation            Awards         Payouts
                              -----------------------------------  ------------------------
                                                           (2)
                                                          Other    Restricted    Securities
                                                          Annual     Stock       Underlying            All Other
        Name and                                 (1)      Compen-    Awards       Options      LTIP     Compen-
   Principal Position         Year    Salary    Bonus     sation      ($)           (#)       Payouts   sation
   ------------------         ----   ----------------------------    --------------------------------  ---------
   Mack S. Linebaugh, Jr.(3)  2000   $142,459   $13,740      -0-       -0-          -0-         -0-     $21,193(5)
   Chairman of the Board      1999   $200,000   $10,217    $20,000     -0-          -0-         -0-     $27,490
                              1998   $200,000   $ 5,895    $10,000     -0-          -0-         -0-     $28,285

   J. Hunter Atkins(4)        2000   $107,576     -0-        -0-       -0-          -0-         -0-       -0-
   President, Chief            -0-      -0-       -0-        -0-       -0-          -0-         -0-       -0-
   Executive Officer           -0-      -0-       -0-        -0-       -0-          -0-         -0-       -0-
   and Director

   Julian C. Cornett          2000   $152,000   $11,024    $12,500     -0-          -0-         -0-     $13,660(5)
   Executive Vice             1999   $152,000   $ 7,639    $12,500     -0-          -0-         -0-     $13,931
   President                  1998   $152,000   $ 4,491    $ 5,000     -0-          -0-         -0-     $13,809

   Attilio F. Galli(6)        2000   $ 45,573     -0-        -0-       -0-          -0-         -0-     $10,300(7)
   Senior Vice President      1999      -0-       -0-        -0-       -0-          -0-         -0-       -0-
   and Chief Financial        1998      -0-       -0-        -0-       -0-          -0-         -0-       -0-
   Officer
-------------------------------------------------------------------------------------------------------------------

(1) The amounts shown in this column reflect payment under an Incentive Performance Plan in which all employees of the Bank participate and a Y-2K Incentive paid to all members of the Bank's Y-2K Task Force.
(2) Represents performance awards granted by the Compensation Committee of the Board of Directors.
(3) Mr. Linebaugh retired as an executive officer of the Company effective September 13, 2000. His compensation in that capacity continued through the term of his Employment Agreement which expired on September 13, 2000. Mr. Linebaugh continues to serve as non-executive Chairman of the Company and is compensated on the same basis as other outside directors.
(4) Mr. Atkins was employed as President and Chief Executive Officer effective June 19, 2000 at an annual salary of $200,000.
(5) Represents the Bank's annual accrued contribution to the Retirement Savings Plan (401(k) Plan and includes payment by the Bank of permanent life insurance premium during 2000.
(6) Mr. Galli joined the bank on August 21, 2000 at an annual salary of $125,000.
(7)  Represents relocation expenses paid to Mr. Galli.

                OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2000

The following table sets forth certain information relative to the grant of stock options made during 2000 to each of the named executive officers as of the end of the last fiscal year.

-------------------------------------------------------------------------------------------------------------
                                                                                        Potential Realizable
                              Number of                                                   Value at Assumed
                              Securities                                             Stock Price Appreciation
                              Underlying      % of Total    Exercise                     for Option Term(1)
                               Options          Options      Price       Expiration      -----------------
         Name                  Granted          Granted     Per Share       Date          5%          10%
         ----                  --------         -------     ---------     --------        --          ---
  J. Hunter Atkins             100,000           43.76%     $ 13.140      6/01/10      $826,368   $2,094,278
  Mack S. Linebaugh, Jr.        10,000            4.38%     $ 13.894      2/08/10      $ 87,379   $  221,435
  Julian C. Cornett              8,500            3.72%     $ 13.894      2/08/10      $ 74,272   $  188,219
  Attilio F. Galli              25,000           10.94%     $ 12.600      8/21/10      $198,102   $  502,029

-------------------------------------------------------------------------------------------------------------

(1) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates over a 10 year period as set by the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Company's Common Stock. The gains reflect a future value based upon growth at these prescribed rates. These values have also not been discounted to present value. It is important to note that options have value to the listed executive and to all option recipients only to the extent the stock price exceeds the exercise price shown on the table during the effective option period.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

The following table sets forth certain information with respect to options exercised during 2000 and the value of unexercised options held by the named executive officers of the Company at December 31, 2000.

--------------------------------------------------------------------------------------------------------
                                                     Number of Securities                (1)
                                                    Underlying Unexercised       Value of Unexercised
                                                            Options              In the Money Options
                         # of Shares      $           December 31, 2000(#)       December 31, 2000($)
                          Acquired On   Value      -------------------------  --------------------------
          Name             Exercise    Realized    Exercisable Unexercisable  Exercisable  Unexercisable
          ----           ------------  --------    ----------- -------------  -----------  -------------
    Options
    -------
    J. Hunter Atkins          -0-       $   -0-       20,000      80,000         $  -0-        $  -0-
    Mack S. Linebaugh, Jr.   40,000     $276,506      26,400      15,600         $11,250       $  -0-
    Julian C. Cornett        27,000     $132,973      11,800      13,200         $ 1,125       $  -0-
    Attilio F. Galli          -0-       $   -0-        5,000      20,000         $  -0-        $  -0-
---------------------------------------------------------------------------------------------------------

(1) Determined by calculating the difference in exercise price and market value of common stock at fiscal year end 2000.

             LONG TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

The Company made no awards during 2000 under any "Long Term Incentive Plans" as defined in securities regulation definitions.

                              EMPLOYMENT AGREEMENTS

The Company and the Bank entered into an Employment Agreement with J. Hunter Atkins dated September 15, 2000, which was amended and restated as of March 1, 2001. The Employment Agreement between the Company and the Bank and Julian C. Cornett dated as of September 14, 2000 was re-executed as of March 1, 2001. The Company and the Bank also entered into an Employment Agreement with Attilio F. Galli on March 1, 2001. The Agreements are for terms of one year and automatically renew annually for succeeding one year terms unless either party gives notice of non-renewal. Except as noted below, each Agreement contains substantially the same terms and provisions. Each Agreement may be terminated by the Company or the Bank with or without cause (as defined in the Agreements) and pursuant to the Agreement, the Executive may elect to terminate employment at any time within (90) days after a "change in control" has occurred.

Mr. Atkins' Agreement provides for annual compensation of $200,000 and other employee benefits described herein. The Agreement also provides that in the event of a "change in control" involving the Company or the Bank, Mr. Atkins may elect to receive severance pay in an amount equal to 2.99 times the sum of his annual base compensation plus the annual value of his participation in all benefit plans in effect at that time.

Mr. Cornett's Agreement provides for annual compensation of $152,000 and other employee benefits described herein. The Agreement also provides that in the event of a "change in control" involving the Company or the Bank, Mr. Cornett may elect to receive severance pay in an amount equal to 2.00 times the sum of his annual base compensation plus the annual value of his participation in all benefit plans in effect at that time.

Mr. Galli's Agreement provides for annual compensation of $125,000 and other employee benefits described herein. The Agreement also provides that in the event of a "change in control" involving the Company or the Bank, Mr. Galli may elect to receive severance pay in an amount equal to 1.00 times the sum of his annual base compensation plus the annual value of his participation in all benefit plans in effect at that time.

                        REPORT OF COMPENSATION COMMITTEE

Since the Board of Directors of the Company and its subsidiary bank, The Bank of Nashville, are composed of the same individuals and all compensation is paid by The Bank of Nashville, the Compensation Committee of the Board of Directors of The Bank of Nashville has served as the only Compensation Committee. Accordingly, the report of the Compensation Committee of the Board of Directors of The Bank of Nashville is presented herein. During 2000, the Compensation Committee met four times. The purpose of the Committee is to review the Company's executive compensation policies and programs and submit recommendations to the Board of Directors for executive and director compensation. The Compensation Committee also administers the Company's 1997 Nonstatutory Stock Option Plan, as amended. The members of the Committee are: J.
B. Baker, Chairman, Ed Thornton, Jo Federspiel, Leon Moore and Perry Moskovitz.

Compensation awarded to executive officers is designed to assure that the Company continues to attract, motivate, and retain executives of superior abilities. The Company's general goal for compensating its executive officers is to provide competitive compensation in the median range of that received by executive officers with similar duties and responsibilities at financial institutions in the Company's market area and in other financial institutions of similar size throughout the state of Tennessee. The Company's executive compensation has focused on the use of cash bonuses and stock options to reward executives and key officials. Base salaries for executives, as a group, have not been increased significantly during the past three years.

Bonuses for executive officers are set annually by the Committee based on recommendations by the Chief Executive Officer and the Committee's subjective perception of each individual executive's previous and anticipated contribution to the company's success. The Committee does not follow an objective bonus program and no specific earnings or other criteria are set in advance by the Committee for the purpose of determining bonuses. The Company also rewards the bank's employees, including Executive Officers, through its annual Performance Based Incentive Program. Awards under the program are based on the Company achieving a pre-established target above budgeted net income. There were no awards granted under the Program for calendar year 2000 as the company did not achieve the pre-established target above budgeted net income.

In January, 2001, each executive, as well as all employees, who was employed as of September 30, 2000, received a bonus equal to one week's salary.

The Company uses stock options as a long-term incentive for its executives and other key officers. Stock options are used because they relate amounts earned by executives to the financial performance of the Company. The Committee believes that stock ownership and stock options held by executives encourage long-term performance, enhance shareholder value and beneficially align management's interests with the interests of the Company's shareholders. The actual individual stock option awards, however, are not subject to specific measurement criteria. They are based on the Chief Executive Officer's recommendations and the Committee's subjective assessment of each executive's performance. Options are generally granted at the Fair Market Value as described in the 1997 Nonstatutory Stock Option Plan, as amended, and generally expire 10 years after the grant date. Approximately 32% of the total full-time employees were granted stock options in 2000.

Chief Executive Officer's 2000 Compensation. Under Mr. Atkins' Executive Employment Agreement, his base annual salary is $200,000. Mr. Atkins was granted 100,000 stock options under the 1997 Nonstatutory Stock Option Plan, as amended, upon his employment. The options are exercisable at $13.14, are vested 20% on the grant date with the remainder vesting 20% equally over a 4 year period, and expire 10 years from June 1, 2000, the grant date.

Respectfully submitted by the members of the Compensation Committee of the Board of Directors of The Bank of Nashville:

                                    J. B. Baker, Chairman
                                    Jo D. Federspiel
                                    Leon Moore
                                    Perry W. Moskovitz
                                    G. Edgar Thornton


               TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

Some of the Company's executive officers and directors and certain of their associates (immediate family members including spouses, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law) are customers of the Company's subsidiary bank. As customers of such bank, they have had transactions in the ordinary course of business with the bank, including borrowings. As of December 31, 2000, there was an aggregate of approximately $6,274,259 (14.84% of the Company's equity and 2.36% of net loans) in loans outstanding to such persons. This aggregate comprised loans to executive officers, directors and nominees in the amount of $5,905,920 and loans to related parties, immediate family members, corporations or other organizations that are associates of such persons in the amount of approximately $368,339. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectability or present other unfavorable features at the time such loans were made.

                        FIVE-YEAR STOCK PERFORMANCE GRAPH

The line graph below reflects the cumulative five-year shareholder return on the Company's Common Stock compared to such return of the NASDAQ Stock Index and The Carson Medlin Company's Independent Bank Index (IBI). The graph assumes that the value of an investment in the common stock and in each index was $100 on December 31, 1995 and that all dividends were reinvested.

                         COMMUNITY FINANCIAL GROUP, INC.
                          Five Year Total Return Index

                                          1995   1996  1997   1998   1999   2000
                                          ----   ----  ----   ----   ----   ----
COMMUNITY FINANCIAL GROUP, INC.            100   106    144    123    129   120
INDEPENDENT BANK INDEX                     100   128    193    204    185   191
NASDAQ INDEX                               100   123    151    213    395   238



                             EMPLOYEE BENEFIT PLANS

The Company's subsidiary, The Bank of Nashville, sponsors major medical and dental insurance plans, long and short-term disability plans, an accidental death and dismemberment plan, a workmen's compensation plan, a term-life insurance plan, and an employee supplemental parking program. The major medical and dental plans are administered under provisions of a premium conversion program as set forth in Section 125 of the Internal Revenue Code of 1986, as amended. The Company and the Bank also sponsor a Retirement Savings Plan [401(k)] and an Associates' Stock Purchase Plan.

                             RETIREMENT SAVINGS PLAN

The Bank of Nashville's Retirement Savings Plan (the "401(k) Plan") was adopted in 1990 and amended in 1993 to reward employees (associates) for their long and loyal service to the Bank by providing them with retirement benefits. The 401(k) Plan was adopted effective April 30, 1996 by the Company, and participation in the 401(k) Plan is now available to all associates, including officers of the Company and the Bank beginning the first day of the month coinciding with or following the date of employment. As of December 31, 2000, 92 associates were eligible and 80 were participating. All eligible associates may contribute between 1% and 15% of their annual compensation; however, a participant's total contribution for a calendar year may not exceed a dollar limit which is determined by the Internal Revenue Service. For 2001, the limit is $10,500. All associates' deferrals are fully vested. Each associate is entitled to direct the investment of his or her contribution into designated fund(s), one of which invests solely in the Company's common stock.

The Board of Directors of the Bank and the Company establish the levels of contribution each will make to the 401(k) Plan on behalf of their respective employees. During 2000, all 401(k) Plan participants were Bank employees and the Bank matched $1.00 for each $1.00 on the first 2% of the employee deferrals and $.50 for each $1.00 on deferrals for the next 4% with no matching on employee deferrals in excess of 6%. All of the Company's or Bank's contributions are made in the form of the Company's common stock and are held in a separate investment fund. Both the associate's and the Bank's (or Company's) contributions to the plan are tax deferred until distributed. Associates vest 100% in Bank (or Company) contributions after three years of service as defined in the 401(k) Plan.

                               STOCK PURCHASE PLAN

The Community Financial Group, Inc. Associates' Stock Purchase Plan (ASPP) was amended and restated effective May 1, 1996 to replace the ASPP previously maintained by The Bank of Nashville. The purpose of the ASPP is to encourage employees of the Company and its subsidiaries to identify with the success of the Company through stock ownership. Participation is non-discretionary and immediate for all full-time associates of the Company or permanent part-time associates of the Company who work at least twenty (20) hours per week and five
(5) months each calendar. As of December 31, 2000, there were 97 eligible and participating associates in the ASPP. The Board approved the sale of a maximum of 100,000 shares of the common stock of the Company through the ASPP. The ASPP allows common stock to be sold at a discount. Until September 30, 1996, the discount was 15%. Thereafter, the ASPP provides that the discount will be 16%, or such other percentage as may be established from time to time by the Board. However, the ASPP provides that the stock will not be sold for less than Par Value ($6.00 per share) and further provides for the decrease of the discount, if necessary, to comply with this provision. All associates contribute to the ASPP a minimum of $5.00 to a maximum of 10% of their basic compensation per payroll period. All associates' accounts are 100% vested at all times. The Company pays all administrative costs associated with the ASPP.

                       1997 NONSTATUTORY STOCK OPTION PLAN

In 1997, the Board of Directors adopted the 1997 Nonstatutory Stock Option Plan which initially reserved 50,000 shares of the Company's Common Stock for use under the Plan plus 10% of any additional shares of stock issued after the effective date of the Plan. In June, 2000, the Board of Directors approved an amendment to the Plan (Amendment No. 1) to provide for a greater number of shares of stock to be available for grant under the Plan. The aggregate number of shares of stock available under the Plan as of June 1, 2000 was 542,091 including shares underlying options. The amendment provides for available shares to be reduced by an amount equal to 15% of shares repurchased by the Corporation after June 1, 2000 and increased by an amount equal to 15% of shares issued by the corporation after June 1, 2000, such that the number of shares available under the Plan shall at all times be an amount equal to 15% of the Corporation's total issued and outstanding shares. The Plan is administered by the Compensation Committee of the Board of Directors. Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held in the treasury of the Corporation. The persons eligible to receive options under the Plan are employees, directors, and officers of the Company and/or its subsidiaries. Options are granted at an option price of no less than the Fair Market Value of the stock on the date of the grant. Each grant of an option shall be evidenced by a stock option agreement specifying the number of shares, the exercise price, and a vesting schedule. During 2000, 281,500 options were granted under the Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP, which has served as independent certified public accountants to the Company since its formation, has been selected by the Board to serve in that capacity in 2001. A representative of KPMG will be present at the Meeting in order to respond to questions and to make any other statements such representative deems appropriate.

AUDIT FEES. KPMG LLP billed the Company an aggregate of $73,500 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the review of the financial statements included in the Company's Forms 10-Q for 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. No fees were earned by KPMG LLP for any information technology services during 2000.

ALL OTHER FEES.  No other fees were earned by KPMG LLP for services during 2000.


                                  OTHER MATTERS

The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with the recommendations of the Board of Directors.

                            PROPOSALS OF SHAREHOLDERS

Shareholders intending to submit proposals for presentations at the Annual Meeting of Shareholders of the Company and inclusion of such in the Proxy Statement and form of proxy for such meeting should forward proposals to Joan B. Marshall, Corporate Secretary, Community Financial Group, Inc., L & C Tower, 2nd Floor, 401 Church Street, Nashville, TN 37219. The proposals must be in writing and must be received by the Company prior to November 15, 2001. Proposals should be sent to the Company via Certified Mail - Return Receipt Requested.

                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    Community Financial Group, Inc.

                                    /s/ Joan B. Marshall
                                    ------------------------------------
                                    Joan B. Marshall, Corporate Secretary &
                                    Senior Vice President

April 10, 2001

                                   APPENDIX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.         AUDIT COMMITTEE PURPOSE

           The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties are to:

           - Monitor the integrity of the Company's financial reporting process and systems of internal controls, and the company's process for the management of business/ financial risk and for compliance with significant applicable legal, financial, and regulatory requirements.

           - Monitor the independence and performance of the Company's independent auditors and internal auditors.

           - Periodically review, with management, the important financial and operating topics that present potential significant risk to the Company.

           The duties of the Committee are ones of oversight. The Committee's role is to act on behalf of the Board of Directors and oversee significant aspects of the Company's reporting, control and audit functions. The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, independent/external and internal auditors, counsel and other advisors. It is not the duty of the Committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. The primary responsibility for the company's financial statements and internal controls rests with the Company's management. The Board of Directors recognizes that the Committee necessarily will rely on the advice and information it receives from the Company's management, internal auditors and independent auditors. Recognizing these inherent limitations on the scope of the Committee's review, however, the Board expects the Committee to exercise independent judgment in assessing the quality of the Company's financial reporting process and its internal controls. The Board also expects that the Committee will maintain free and open communication with the other directors, management, the company's independent and internal auditors, counsel and other committee advisors

           The Committee shall periodically review, discuss and assess its own performance, as well as the Committee's role and responsibilities, seeking input from senior management, the full Board and others. Changes in roles and/or responsibilities, if any, shall be recommended to the full Board for approval.

II.        AUDIT COMMITTEE COMPOSITION AND MEETINGS

           Audit Committee members shall meet the requirements of the NASDAQ Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. In general, directors sitting on the Audit Committee are not independent if they (or any family member) are present or former employees, have significant business relations with the company, have received director compensation in excess of $60,000 per year or if the director's employer has received revenue in excess of $200,000 per year or 5% of its total revenue from the company, or have any company executives on the compensation committee of the director's own company. All members of the Committee shall have a basic understanding of finance and accounting and be able to understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

           Audit Committee members shall be appointed by the Board. If the Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

           The Committee shall meet at least annually or more frequently as circumstances dictate. The Committee, through the Committee Chairperson, shall report periodically, as deemed necessary, but at least annually, to the full board. The Committee shall communicate its expectations and the nature, timing and extent of Committee information needs to management, internal audit and external parties, including independent auditors. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting and written materials shall be received from management, auditors and others in advance of Committee meetings. The Committee shall be authorized to access internal and external resources, as the Committee requires, to carry out its responsibilities. The Committee may meet privately in executive session with management, the independent auditors, the internal auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Board of Directors or the Committee should review the Company's quarterly financial statements and any significant findings reported based upon the independent auditors' limited review procedures.

III.       REPORTING TO SHAREHOLDERS

           The Committee shall report to shareholders in compliance with applicable rules and regulations of the Securities and Exchange Commission.

IV.        COMMITTEE'S RELATIONSHIP WITH INDEPENDENT AND INTERNAL AUDITORS

           The independent auditors, in their capacity as independent public accountants, shall be responsible to the Board of Directors and the Audit Committee as representatives of the shareholders.

           As the independent auditors review financial reports, they will be reporting to the Audit Committee. They shall report all relevant issues to the Committee responsive to the agreed-on Committee expectations. In executing its oversight role, the Board or Committee should review the work of independent auditors.

           The Committee shall annually review the performance (effectiveness, objectivity and independence) of the independent and internal auditors. The Committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the Committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the Committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full Board appropriate action to ensure the independence of the external auditor.

           The internal audit function shall be responsible to the Board of Directors through the Committee.

           If either the internal or the external auditors identify significant issues relative to overall Board responsibilities that have been communicated to management, but, in their judgment, have not been adequately addressed, they should communicate these issues to the Committee chairperson.

           Changes in the managers responsible for internal auditing or compliance shall be subject to Committee approval.

V.         PRIMARY COMMITTEE RESPONSIBILITIES

           The Committee should review and assess:

           Risk Management - The Company's business risk management process, including the adequacy of the Company's overall control environment and controls in selected areas representing significant financial and business risk.

           Annual Reports and Other Major Regulatory Filings - Annual financial reports in advance of filings or distribution.

           Internal Controls and Regulatory Compliance - The company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, and legal violations.

           Independent Audit Responsibilities - Auditor independence and the overall scope and focus of the annual audit, including the scope and level of involvement with unaudited quarterly or other interim-period information.

           Financial Reporting and Controls - Key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views and the basis for audit conclusions. Significant conclusions on interim and/or year-end audit work in advance of the public release of financials.

           Auditor Recommendations - Internal and external auditor recommendations on financial reporting, controls, other matters and management's response. The views of management and auditors on the overall quality of annual and interim financial reporting.

           Audit Plan - Review, as necessary, the Company's independent and internal audit plan.

           Audit Committee Charter - Review and re-assess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years as part of the Proxy Statement in accordance with SEC regulations.

           Annual Report to Shareholders - The Audit Committee will report to shareholders that it has reviewed and discussed the Company's audited financial statements with management and discussed with the Independent Auditors matters required to be discussed by the American Institute of Certified Public Accountants Statements of Accounting Standards No. 61, No. 71, and No. 90.

           Other - Perform any other activities consistent with this Charter, the company's by-laws and governing law as the Committee or the Board deems necessary or appropriate.

                                REVOCABLE PROXY
                        COMMUNITY FINANCIAL GROUP, INC.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints J. Hunter Atkins and Attilio F. Galli the true and lawful attorneys in fact for the undersigned, with full power of substitution to vote as Proxies for the undersigned at the Annual Meeting of Shareholders of Community Financial Group, Inc. to be held on May 15, 2001, and at any and all adjournments thereof, the number of shares which the undersigned will be entitled to vote if then personally present, for the following purposes:
                                         FOR  WITH-  FOR ALL
# 1. ELECTION OF DIRECTORS                    HOLD   EXCEPT
                                         [ ]   [ ]     [ ]

       Election of Class III Directors:  J. HUNTER ATKINS
                                         J.B. BAKER
                                         MACK S. LINEBAUGH, JR.
                                         DAVID M. RESHA

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
-------------------------------------------------------------------------------
# 2. Authority to transact such other      FOR   AGAINST  ABSTAIN
     business as may properly come         [ ]     [ ]      [ ]
     before the meeting or any
     adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     Please be sure to sign and date             Date
      this Proxy in the box below.                   ---------------------------

--------------------------------------   ---------------------------------------
        Shareholder sign above                Co-holder (if any) sign above

--------------------------------------------------------------------------------
   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                        COMMUNITY FINANCIAL GROUP, INC.

     Note: Please date Proxy and sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by authorized officer.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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